SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending: 11/30/95
Inception date (if less than 10 years of performance):  9/2/83


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,124    $1,439       $2,247

T   =  Average Annual
       Total Return              12.36%    7.55%*       8.43%

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $9,331,218

Expenses                         $1,178,504

Reimbursement                    $0

Average shares                   224,571,926

NAV                              $8.97

Sales Charge                     4.75%

POP                              $9.42

Yield at POP                     4.67%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.67%               4.67%
 ------       =      ------              =      8.79%
1-46.88%              .531%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New York Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending: 11/30/95
Inception date (if less than 10 years of performance): 1/4/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,173      N/A       $1,169

T   =  Average Annual
       Total Return              17.26%      N/A       5.53%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $988,452

Expenses                         $237,951

Reimbursement                    $0

Average shares                   23,835,222

NAV                              $8.95

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.26%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.26%               4.26%
 ------       =      ------              =     8.02%
1-46.88%              .531%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New York Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,020

T   =  Average Annual
       Total Return              N/A       N/A          1.96%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,648

Expenses                         $474

Reimbursement                    $0

Average shares                   63,745

NAV                              $8.97

Sales Charge                     3.25%

POP                              $9.27

Yield at POP                     4.46%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  4.46%               4.46%
 ------       =      ------              =      8.40%
1-46.88%              .531%